Exhibit 99.1

KELLY SERVICES® REPORTS 4th QUARTER AND FULL YEAR 2012 RESULTS

TROY, MI (January 31, 2013) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the fourth quarter and full year of 2012.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2012 totaled $1.4 billion, a 2% decrease compared to the corresponding quarter of 2011.  Revenue for the full year totaled $5.5 billion, a 2% decrease compared to the prior year.

Earnings from operations for the fourth quarter of 2012 totaled $9.8 million, compared to $12.7 million reported for the fourth quarter of 2011.  Included in the results from operations for the fourth quarter of 2012 are asset impairment charges of $3.1 million and restructuring charges of $1.3 million.  Excluding these charges, earnings from operations were $14.2 million in the fourth quarter of 2012 compared to $12.7 million in 2011.

Earnings from operations for the full year of 2012 totaled $72.3 million compared to $57.7 million in 2011.  Included in the results from operations for 2012 are asset impairment charges of $3.1 million and a restructuring benefit of $900 thousand.  Included in the results from operations for 2011 are restructuring charges of $2.8 million.  Excluding these items from both years, earnings from operations were $74.5 million in 2012 compared to $60.5 million in 2011.

Diluted earnings per share from continuing operations in the fourth quarter of 2012 were $0.23 compared to $0.64 per share in the fourth quarter of 2011.  Included in diluted earnings per share from continuing operations for the fourth quarter of 2012 are asset impairment charges of $0.05 per share, restructuring charges of $0.02 per share and a loss on the North Asia joint venture of $0.03 per share.  Excluding these charges, diluted earnings per share from continuing operations for the fourth quarter of 2012 were $0.33 per share compared to $0.64 in 2011.

Diluted earnings per share from continuing operations for the full year of 2012 were $1.31 compared to $1.72 per share in 2011.  Included in diluted earnings per share from continuing operations for 2012 are asset impairment charges of $0.05 per share, a restructuring benefit of $0.04 per share and a loss on the North Asia joint venture of $0.03 per share.  Included in diluted earnings per share from continuing operations for 2011 are restructuring charges of $0.07 per share.  Excluding these charges from both periods, diluted earnings per share from continuing operations for 2012 were $1.34 per share compared to $1.80 in 2011.

Commenting on the fourth quarter and full year results, Camden stated, "Given the challenging fourth quarter and anemic economic growth throughout the year, we're pleased with our performance. Our strategy is clearly yielding results. We kept expenses under control, grew our higher-margin professional and technical business, and delivered four straight quarters of positive earnings in our outsourcing and consulting group.”

Camden expects persistent headwinds and mediocre job growth in the months ahead, but feels Kelly is well-positioned. "We're operating more efficiently, and we’re investing in flexible solutions that meet the fastest-growing demands in the market. Skilled workers will continue to be in short supply in 2013, and companies will continue to look for ways to better manage their workforce. Kelly’s professional and technical staffing capabilities, along with our expertise in talent supply chain management, provide the solution.”

In conjunction with its fourth quarter and full year earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on January 31, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626
International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges triggered by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws), the net financial impact of the Patient Protection and Affordable Care Act on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions.  Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Serving clients around the globe, Kelly provides employment to more than 560,000 employees annually.  Revenue in 2012 was $5.5 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, and Twitter.  Download The Talent Project, a free iPad app by Kelly Services.

# # #

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED DECEMBER 30, 2012 AND JANUARY 1, 2012
(UNAUDITED)
(In millions of dollars except per share data)

	2012	2011	Change		% Change

Revenue from services	$1,375.4	$1,396.3	$(20.9)		(1.5)%

Cost of services	1,153.2	1,172.0	(18.8)		(1.6)

Gross profit	222.2	224.3	(2.1)		(0.9)

Selling, general and administrative expenses	209.3	211.6	(2.3)		(1.1)

Asset impairments	3.1	-	3.1		NM

Earnings from operations	9.8	12.7	(2.9)		(22.8)

Other expense, net	(1.7)	-	(1.7)		NM

Earnings from continuing operations before taxes	8.1	12.7	(4.6)		(36.2)

Income taxes	(0.8)	(11.4)	10.6		93.7

Earnings from continuing operations	8.9	24.1	(15.2)		(63.3)

Earnings from discontinued operations, net of tax	-	-	-		NM

Net earnings	$8.9	$24.1	$(15.2)		(63.2)%

Basic earnings per share on common stock
Earnings from continuing operations	$0.23	$0.64	$(0.41)		(64.1)%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.23	0.64	(0.41)		(64.1)

Diluted earnings per share on common stock
Earnings from continuing operations	$0.23	$0.64	$(0.41)		(64.1)%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.23	0.64	(0.41)		(64.1)

STATISTICS:

Gross profit rate	16.2%	16.1%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	15.2	15.2	0.0
% of gross profit	94.2	94.3	(0.1)

% Return:
Earnings from operations	0.7	0.9	(0.2)
Earnings from continuing operations before taxes	0.6	0.9	(0.3)
Earnings from continuing operations	0.6	1.7	(1.1)
Net earnings	0.6	1.7	(1.1)

Effective income tax rate	(8.9)%	(89.2)%	80.3	pts.

Average number of shares outstanding (millions):
Basic	37.1	36.8
Diluted	37.1	36.8

Shares adjusted for nonvested restricted awards (millions):
Basic	38.3	37.8
Diluted	38.3	37.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 52 WEEKS ENDED DECEMBER 30, 2012 AND JANUARY 1, 2012
(UNAUDITED)
(In millions of dollars except per share data)

	2012	2011	Change		% Change

Revenue from services	$5,450.5	$5,551.0	$(100.5)		(1.8	) %

Cost of services	4,553.9	4,667.7	(113.8)		(2.4)

Gross profit	896.6	883.3	13.3		1.5

Selling, general and administrative expenses	821.2	825.6	(4.4)		(0.6)

Asset impairments	3.1	-	3.1		NM

Earnings from operations	72.3	57.7	14.6		25.3

Other expense, net	(3.5)	(0.1)	(3.4)		NM

Earnings from continuing operations before taxes	68.8	57.6	11.2		19.4

Income taxes	19.1	(7.3)	26.4		363.5

Earnings from continuing operations	49.7	64.9	(15.2)		(23.5)

Earnings (loss) from discontinued operations, net of tax	0.4	(1.2)	1.6		NM

Net earnings	$50.1	$63.7	$(13.6)		(21.4	) %

Basic earnings per share on common stock
Earnings from continuing operations	$1.31	$1.72	$(0.41)		(23.8	) %
Earnings (loss) from discontinued operations	0.01	(0.03)	0.04		NM
Net earnings	1.32	1.69	(0.37)		(21.9)

Diluted earnings per share on common stock
Earnings from continuing operations	$1.31	$1.72	$(0.41)		(23.8	) %
Earnings (loss) from discontinued operations	0.01	(0.03)	0.04		NM
Net earnings	1.32	1.69	(0.37)		(21.9)

STATISTICS:

Gross profit rate	16.5%	15.9%	0.6	pts.

Selling, general and administrative expenses:
% of revenue	15.1	14.9	0.2
% of gross profit	91.6	93.5	(1.9)

% Return:
Earnings from operations	1.3	1.0	0.3
Earnings from continuing operations before taxes	1.3	1.0	0.3
Earnings from continuing operations	0.9	1.2	(0.3)
Net earnings	0.9	1.1	(0.2)

Effective income tax rate	27.8%	(12.6)%	40.4	pts.

Average number of shares outstanding
(millions):
Basic	37.0	36.8
Diluted	37.0	36.8

Shares adjusted for nonvested restricted awards
(millions):
Basic	38.0	37.6
Diluted	38.1	37.6

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
	2012	2011	Change			Constant Currency Change
AMERICAS
Commercial
Revenue from services (including fee-based income)	$662.3	$675.6	(2.0	) %		(2.1	) %
Fee-based income	3.6	3.2	13.5			13.9
Gross profit	96.1	96.4	(0.3)			(0.4)

Gross profit rate	14.5%	14.3%	0.2		pts.

PT
Revenue from services (including fee-based income)	$255.6	$243.7	4.9%			4.6%
Fee-based income	3.2	3.6	(12.3)			(12.4)
Gross profit	38.9	38.0	2.4			2.2

Gross profit rate	15.2%	15.6%	(0.4)		pts.

Total Americas
Revenue from services (including fee-based income)	$917.9	$919.3	(0.2	) %		(0.4	) %
Fee-based income	6.8	6.8	(0.2)			(0.1)
Gross profit	135.0	134.4	0.5			0.4
Total SG&A expenses	102.4	100.1	2.3			2.3
Earnings from operations	32.6	34.3	(4.8)

Gross profit rate	14.7%	14.6%	0.1		pts.
Expense rates:
% of revenue	11.2	10.9	0.3
% of gross profit	75.8	74.5	1.3
Operating margin	3.6	3.7	(0.1)

EMEA
Commercial
Revenue from services (including fee-based income)	$213.4	$238.8	(10.6	) %		(8.9	) %
Fee-based income	4.9	6.0	(18.3)			(17.3)
Gross profit	32.7	38.7	(15.6)			(14.0)

Gross profit rate	15.3%	16.2%	(0.9)		pts.

PT
Revenue from services (including fee-based income)	$43.0	$44.9	(4.2	) %		(2.1	) %
Fee-based income	3.7	4.2	(12.7)			(11.3)
Gross profit	10.3	11.3	(9.6)			(7.8)

Gross profit rate	23.9%	25.3%	(1.4)		pts.

Total EMEA
Revenue from services (including fee-based income)	$256.4	$283.7	(9.6	) %		(7.8	) %
Fee-based income	8.6	10.2	(16.0)			(14.8)
Gross profit	43.0	50.0	(14.3)			(12.6)
SG&A expenses excluding restructuring charges	42.6	46.4	(8.3)
Restructuring charges	1.3	-	NM
Total SG&A expenses	43.9	46.4	(5.6)			(4.1)
Earnings from operations	(0.9)	3.6	NM
Earnings from operations excluding restructuring charges	0.4	3.6	(91.7)

Gross profit rate	16.7%	17.7%	(1.0)		pts.
Expense rates (excluding restructuring charges):
% of revenue	16.6	16.4	0.2
% of gross profit	99.3	92.8	6.5
Operating margin (excluding restructuring charges)	0.1	1.3	(1.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
	2012	2011	Change			Constant Currency Change
APAC
Commercial
Revenue from services (including fee-based income)	$84.9	$93.8	(9.5	) %		(12.4	) %
Fee-based income	2.4	2.9	(18.5)			(19.2)
Gross profit	11.7	13.2	(11.2)			(13.6)

Gross profit rate	13.8%	14.1%	(0.3)		pts.

PT
Revenue from services (including fee-based income)	$11.7	$12.3	(4.6	) %		(6.8	) %
Fee-based income	2.9	3.1	(5.6)			(8.0)
Gross profit	4.3	4.4	(1.5)			(4.0)

Gross profit rate	36.7%	35.5%	1.2		pts.

Total APAC
Revenue from services (including fee-based income)	$96.6	$106.1	(9.0	) %		(11.7	) %
Fee-based income	5.3	6.0	(11.9)			(13.4)
Gross profit	16.0	17.6	(8.8)			(11.2)
Total SG&A expenses	15.9	17.9	(11.0)			(13.3)
Earnings from operations	0.1	(0.3)	NM

Gross profit rate	16.6%	16.6%	-		pts.
Expense rates:
% of revenue	16.5	16.9	(0.4)
% of gross profit	99.3	101.7	(2.4)
Operating margin	0.1	(0.3)	0.4

OCG
Revenue from services (including fee-based income)	$113.3	$94.4	20.1%			20.0%
Fee-based income	13.8	10.8	26.9			27.1
Gross profit	29.0	23.0	26.3			26.3
Total SG&A expenses	25.8	22.2	16.1			16.2
Earnings from operations	3.2	0.8	302.0

Gross profit rate	25.6%	24.3%	1.3		pts.
Expense rates:
% of revenue	22.7	23.5	(0.8)
% of gross profit	88.7	96.4	(7.7)
Operating margin	2.9	0.9	2.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date
	2012	2011	Change			Constant Currency Change
AMERICAS
Commercial
Revenue from services (including fee-based income)	$2,642.4	$2,660.9	(0.7	) %		-%
Fee-based income	15.7	12.0	30.7			33.3
Gross profit	388.2	375.3	3.4			4.1

Gross profit rate	14.7%	14.1%	0.6		pts.

PT
Revenue from services (including fee-based income)	$1,029.7	$982.8	4.8%			4.8%
Fee-based income	14.5	13.3	8.5			8.6
Gross profit	159.7	147.8	8.0			8.1

Gross profit rate	15.5%	15.0%	0.5		pts.

Total Americas
Revenue from services (including fee-based income)	$3,672.1	$3,643.7	0.8%			1.3%
Fee-based income	30.2	25.3	19.0			20.3
Gross profit	547.9	523.1	4.7			5.2
Total SG&A expenses	405.8	396.4	2.4			3.0
Earnings from operations	142.1	126.7	12.0

Gross profit rate	14.9%	14.4%	0.5		pts.
Expense rates:
% of revenue	11.1	10.9	0.2
% of gross profit	74.1	75.8	(1.7)
Operating margin	3.9	3.5	0.4

EMEA
Commercial
Revenue from services (including fee-based income)	$854.6	$990.1	(13.7	) %		(8.0	) %
Fee-based income	22.4	24.9	(10.1)			(4.2)
Gross profit	133.8	160.3	(16.6)			(10.9)

Gross profit rate	15.7%	16.2%	(0.5)		pts.

PT
Revenue from services (including fee-based income)	$168.3	$178.9	(5.9	) %		0.4%
Fee-based income	16.8	19.2	(12.7)			(7.3)
Gross profit	43.0	47.4	(9.4)			(3.4)

Gross profit rate	25.5%	26.5%	(1.0)		pts.

Total EMEA
Revenue from services (including fee-based income)	$1,022.9	$1,169.0	(12.5	) %		(6.7	) %
Fee-based income	39.2	44.1	(11.2)			(5.5)
Gross profit	176.8	207.7	(14.9)			(9.2)
SG&A expenses excluding restructuring charges	169.0	186.9	(9.7)
Restructuring charges	(0.9)	2.8	(132.3)
Total SG&A expenses	168.1	189.7	(11.5)			(6.0)
Earnings from operations	8.7	18.0	(51.6)
Earnings from operations excluding restructuring charges	7.8	20.8	(62.5)

Gross profit rate	17.3%	17.8%	(0.5)		pts.
Expense rates (excluding restructuring charges):
% of revenue	16.5	16.0	0.5
% of gross profit	95.6	90.1	5.5
Operating margin (excluding restructuring charges)	0.8	1.8	(1.0)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In millions of dollars)

	December Year to Date
	2012	2011	Change			Constant Currency Change
APAC
Commercial
Revenue from services (including fee-based income)	$343.2	$397.6	(13.7	) %		(13.2	) %
Fee-based income	11.7	13.9	(15.7)			(13.4)
Gross profit	50.1	55.7	(10.0)			(9.3)

Gross profit rate	14.6%	14.0%	0.6		pts.

PT
Revenue from services (including fee-based income)	$51.6	$51.4	0.5%			1.2%
Fee-based income	15.8	15.3	3.1			2.9
Gross profit	21.0	20.6	1.9			2.0

Gross profit rate	40.6%	40.1%	0.5		pts.

Total APAC
Revenue from services (including fee-based income)	$394.8	$449.0	(12.1	) %		(11.5	) %
Fee-based income	27.5	29.2	(5.8)			(4.8)
Gross profit	71.1	76.3	(6.8)			(6.3)
Total SG&A expenses	73.4	77.0	(4.7)			(4.1)
Earnings from operations	(2.3)	(0.7)	(207.4)

Gross profit rate	18.0%	17.0%	1.0		pts.
Expense rates:
% of revenue	18.6	17.2	1.4
% of gross profit	103.3	101.0	2.3
Operating margin	(0.6)	(0.2)	(0.4)

OCG
Revenue from services (including fee-based income)	$396.1	$317.3	24.8%			25.5%
Fee-based income	51.4	39.5	30.0			32.1
Gross profit	104.0	78.8	32.0			33.5
Total SG&A expenses	95.4	81.4	17.0			18.6
Earnings from operations	8.6	(2.6)	NM

Gross profit rate	26.3%	24.8%	1.5		pts.
Expense rates:
% of revenue	24.1	25.7	(1.6)
% of gross profit	91.6	103.4	(11.8)
Operating margin	2.2	(0.8)	3.0

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Dec. 30, 2012	Jan. 1, 2012
Current Assets
Cash and equivalents	$76.3	$81.0
Trade accounts receivable, less allowances of $10.4 and $13.4, respectively	1,013.9	944.9
Prepaid expenses and other current assets	57.5	50.6
Deferred taxes	44.9	38.2

Total current assets	1,192.6	1,114.7

Property and Equipment, Net	89.9	90.6

Noncurrent Deferred Taxes	82.8	94.1

Goodwill, Net	89.5	90.2

Other Assets	180.9	152.1

Total Assets	$1,635.7	$1,541.7

Current Liabilities
Short-term borrowings	$64.1	$96.3
Accounts payable and accrued liabilities	295.6	237.2
Accrued payroll and related taxes	264.5	271.4
Accrued insurance	32.8	31.5
Income and other taxes	65.3	61.3

Total current liabilities	722.3	697.7

Noncurrent Liabilities
Accrued insurance	43.5	53.5
Accrued retirement benefits	111.0	91.1
Other long-term liabilities	17.9	23.7

Total noncurrent liabilities	172.4	168.3

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(61.6)	(66.9)
Paid-in capital	27.1	28.8
Earnings invested in the business	700.0	657.5
Accumulated other comprehensive income	35.4	16.2

Total stockholders' equity	741.0	675.7

Total Liabilities and Stockholders' Equity	$1,635.7	$1,541.7

STATISTICS:
Working Capital	$470.3	$417.0
Current Ratio	1.7	1.6
Debt-to-capital %	8.0%	12.5%
Global Days Sales Outstanding	53	52

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 52 WEEKS ENDED DECEMBER 30, 2012 AND JANUARY 1, 2012
(UNAUDITED)
(In millions of dollars)

	2012	2011

Cash flows from operating activities
Net earnings	$50.1	$63.7
Noncash adjustments:
Impairment of assets	3.1	-
Depreciation and amortization	22.3	31.4
Provision for bad debts	1.1	4.3
Stock-based compensation	4.8	4.6
Other, net	1.3	(2.6)
Changes in operating assets and liabilities	(21.6)	(82.3)

Net cash from operating activities	61.1	19.1

Cash flows from investing activities
Capital expenditures	(21.5)	(15.4)
Investment in equity affiliate	(6.6)	-
Acquisition of companies, net of cash received	-	(6.5)
Other investing activities	-	1.2

Net cash from investing activities	(28.1)	(20.7)

Cash flows from financing activities
Net change in short-term borrowings	(31.9)	79.2
Repayment of debt	-	(68.3)
Dividend payments	(7.6)	(3.8)
Other financing activities	0.1	(1.0)

Net cash from financing activities	(39.4)	6.1

Effect of exchange rates on cash and equivalents	1.7	(4.0)

Net change in cash and equivalents	(4.7)	0.5
Cash and equivalents at beginning of period	81.0	80.5

Cash and equivalents at end of period	$76.3	$81.0

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)
			% Change
	2012	2011	US$		Constant Currency

Americas
United States	$877.9	$883.8	(0.7	) %	(0.7	) %
Canada	60.5	60.9	(0.8)		(3.9)
Mexico	35.3	26.2	34.8		27.7
Puerto Rico	23.4	25.9	(9.6)		(9.6)
Brazil	14.0	-	NM		NM
Total Americas	1,011.1	996.8	1.4		1.3

EMEA
France	58.8	71.2	(17.3)		(14.1)
Switzerland	61.2	62.0	(1.4)		0.9
Russia	33.9	33.4	1.7		1.2
United Kingdom	25.6	29.1	(11.9)		(13.8)
Portugal	19.0	21.6	(12.2)		(8.8)
Germany	16.4	20.1	(18.5)		(15.2)
Norway	15.5	17.8	(12.9)		(13.9)
Italy	14.6	17.7	(17.6)		(14.3)
Other	19.0	17.7	7.1		9.3
Total EMEA	264.0	290.6	(9.2)		(7.4)

APAC
Australia	33.9	35.1	(3.4)		(5.8)
Singapore	26.5	24.4	8.4		2.9
Malaysia	18.0	17.6	2.6		(0.5)
New Zealand	12.9	13.0	(0.4)		(6.0)
Other	9.0	18.8	(52.6)		(50.3)
Total APAC	100.3	108.9	(7.9)		(10.7)

Total Kelly Services, Inc.	$1,375.4	$1,396.3	(1.5	) %	(1.5	) %

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)
			% Change
	2012	2011	US$		Constant Currency

Americas
United States	$3,464.2	$3,445.4	0.5%		0.5%
Canada	243.9	247.7	(1.6)		(0.5)
Mexico	117.7	106.0	11.0		16.7
Puerto Rico	99.7	96.6	3.3		3.3
Brazil	60.7	-	NM		NM
Total Americas	3,986.2	3,895.7	2.3		2.8

EMEA
France	243.0	295.9	(17.9)		(11.0)
Switzerland	235.6	239.8	(1.8)		4.7
Russia	131.0	141.8	(7.6)		(2.4)
United Kingdom	104.9	121.6	(13.8)		(12.7)
Portugal	75.0	87.7	(14.5)		(7.3)
Germany	70.3	82.8	(15.1)		(7.9)
Norway	66.3	68.7	(3.5)		0.5
Italy	59.1	71.0	(16.7)		(9.9)
Other	67.4	85.1	(20.8)		(14.5)
Total EMEA	1,052.6	1,194.4	(11.9)		(6.0)

APAC
Australia	135.5	145.4	(6.9)		(7.2)
Singapore	101.6	103.0	(1.4)		(2.0)
Malaysia	72.9	72.1	1.2		2.1
New Zealand	52.4	50.8	3.2		1.0
Other	49.3	89.6	(45.0)		(40.2)
Total APAC	411.7	460.9	(10.7)		(10.1)

Total Kelly Services, Inc.	$5,450.5	$5,551.0	(1.8	) %	(0.2	) %

 KELLY SERVICES, INC. AND SUBSIDIARIES
 RECONCILIATION OF NON-GAAP MEASURES
 FOR THE 13 WEEKS ENDED DECEMBER 30, 2012 AND JANUARY 1, 2012
 (UNAUDITED)
 (In millions of dollars except per share data)

	2012					2011
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Loss on Equity Investment (Note 3)	Adjusted Earnings	Earnings	% Change

Revenue from services	$1,375.4	$-	$-	$-	$1,375.4	$1,396.3	(1.5	) %

Cost of services	1,153.2	-	-	-	1,153.2	1,172.0	(1.6)

Gross profit	222.2	-	-	-	222.2	224.3	(0.9)

Selling, general and administrative expenses	209.3	(1.3)	-	-	208.0	211.6	(1.7)

Asset impairments	3.1	-	(3.1)	-	-	-	-

Earnings from operations	9.8	1.3	3.1	-	14.2	12.7	11.8

Other expense, net	(1.7)	-	-	0.7	(1.0)	-	NM

Earnings from continuing operations before taxes	8.1	1.3	3.1	0.7	13.2	12.7	4.1

Income taxes	(0.8)	0.5	1.2	(0.3)	0.6	(11.4)	(106.5)

Earnings from continuing operations	$8.9	$0.8	$1.9	$1.0	$12.6	$24.1	(48.1	) %

Earnings per share from continuing operations:
Basic	$0.23	$0.02	$0.05	$0.03	$0.33	$0.64	(48.4	) %
Diluted	$0.23	$0.02	$0.05	$0.03	$0.33	$0.64	(48.4	) %

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 52 WEEKS ENDED DECEMBER 30, 2012 AND JANUARY 1, 2012
 (UNAUDITED)
(In millions of dollars except per share data)

	2012					2011
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Loss on Equity Investment (Note 3)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$5,450.5	$-	$-	$-	$5,450.5	$5,551.0	(1.8	) %

Cost of services	4,553.9	-	-	-	4,553.9	4,667.7	(2.4)

Gross profit	896.6	-	-	-	896.6	883.3	1.5

Selling, general and administrative expenses	821.2	0.9	-	-	822.1	822.8	(0.1)

Asset impairments	3.1	-	(3.1)	-	-	-	-

Earnings from operations	72.3	(0.9)	3.1	-	74.5	60.5	23.2

Other expense, net	(3.5)	-	-	0.7	(2.8)	(0.1)	NM

Earnings from continuing operations before taxes	68.8	(0.9)	3.1	0.7	71.7	60.4	18.8

Income taxes	19.1	0.5	1.2	(0.3)	20.5	(7.3)	(383.6)

Earnings from continuing operations	$49.7	$(1.4)	$1.9	$1.0	$51.2	$67.7	(24.4	) %

Earnings per share from continuing operations:
Basic	$1.31	$(0.04)	$0.05	$0.03	$1.34	$1.80	(25.6	) %
Diluted	$1.31	$(0.04)	$0.05	$0.03	$1.34	$1.80	(25.6	) %

	2011
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$5,551.0	$-	$5,551.0

Cost of services	4,667.7	-	4,667.7

Gross profit	883.3	-	883.3

Selling, general and administrative expenses	825.6	(2.8)	822.8

Asset impairments	-	-	-

Earnings from operations	57.7	2.8	60.5

Other expense, net	(0.1)	-	(0.1)

Earnings from continuing operations before taxes	57.6	2.8	60.4

Income taxes	(7.3)	-	(7.3)

Earnings from continuing operations	$64.9	$2.8	$67.7

Earnings per share from continuing operations:
Basic	$1.72	$0.07	$1.80
Diluted	$1.72	$0.07	$1.80

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges, asset impairment charges and loss on equity investment is useful to understand the Company's fiscal 2012 financial performance and increases comparability.  Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods.  These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share.  As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance.  Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)
In 2012, restructuring charges relate to severance and lease termination costs for EMEA Commercial branches which are in the process of closing, along with revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.  In 2011, restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.

(2)	Asset impairment charges relate to the write-off of previously capitalized costs associated with the PeopleSoft billing system.

(3)	Loss on equity investment represents the difference between the fair value and book value of the North Asia entities contributed by the Company to the investment in TS Kelly Workforce Solutions.